                                                                    EXHIBIT 24.1

                            DIRECTORS AND OFFICERS OF
                           PARK-OHIO INDUSTRIES, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Park-Ohio Industries, Inc., an Ohio corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard
P. Elliott, Robert D. Vilsack, Patrick W. Fogarty and Michael D. Volchko, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----

/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 Chairman of the Board, Chief Executive       February 28, 2005
                                                   Officer and Director (Principal Executive
                                                   Officer)


/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President and Chief Financial Officer   February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)


/s/ Matthew V. Crawford
-------------------------------------------------
Matthew V. Crawford                                President, Chief Operating Officer and       February 28, 2005
                                                   Director



/s/ Kevin R. Greene
-------------------------------------------------
Kevin R. Greene                                    Director                                     February 28, 2005




/s/ Ronna Romney
-------------------------------------------------
Ronna Romney                                       Director                                     February 28, 2005

/s/ Lewis E. Hatch, Jr.
-------------------------------------------------
Lewis E. Hatch, Jr.                                Director                                     February 28, 2005



/s/ Lawrence O. Selhorst
-------------------------------------------------
Lawrence O. Selhorst                               Director                                     February 28, 2005



/s/ Patrick V. Auletta
-------------------------------------------------
Patrick V. Auletta                                 Director                                     February 28, 2005



/s/ Dan T. Moore III
-------------------------------------------------
Dan T. Moore III                                   Director                                     February 28, 2005



/s/ James W. Wert
-------------------------------------------------
James W. Wert                                      Director                                     February 28, 2005

                            DIRECTORS AND OFFICERS OF
                       AJAX TOCCO MAGNETHERMIC CORPORATION

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Ajax Tocco Magnethermic Corporation, an Ohio corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----

/s/ Tom Illencik
-------------------------------------------------
Tom Illencik                                       President (Principal Executive Officer)      February 28, 2005


/s/ Steven E. White
-------------------------------------------------
Steven E. White                                    Vice President and Chief Financial Officer   February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)

/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President and Director                  February 28, 2005


/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Secretary and Director                       February 28, 2005


/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 Director                                     February 28, 2005

                            DIRECTORS AND OFFICERS OF
                                   ATBD, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of ATBD, Inc., an Ohio corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----

/s/ Timothy Dunagan
-------------------------------------------------
Timothy Dunagan                                    President (Principal Executive Officer)      February 28, 2005



/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Director       February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)


/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Director       February 28, 2005

                            DIRECTORS AND OFFICERS OF
                            BLUE FALCON TRAVEL, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Blue Falcon Travel, Inc., an Alabama corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----


/s/ Matthew V. Crawford
-------------------------------------------------
Matthew V. Crawford                                President (Principal Executive Officer)      February 28, 2005




/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Treasurer and Director (Principal            February 28, 2005
                                                   Financial Officer and Principal Accounting
                                                   Officer)



/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Director       February 28, 2005




/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 Director                                     February 28, 2005

                            MANAGERS AND OFFICERS OF
                             COLUMBIA NUT & BOLT LLC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned managers and officers of Columbia Nut & Bolt LLC, an Ohio limited liability company (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----


/s/ Bill Laufer
-------------------------------------------------
Bill Laufer                                        President (Principal Executive Officer)      February 28, 2005



/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Manager        February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)


/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Secretary and Manager                        February 28, 2005

                            DIRECTORS AND OFFICERS OF
                            CONTROL TRANSFORMER, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Control Transformer, Inc., an Ohio corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard
P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE


/s/ Tom Illencik
-------------------------------------------------
Tom Illencik                                       President (Principal Executive Officer)      February 28, 2005




/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Director       February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)


/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Director       February 28, 2005



/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 Chairman of the Board and Director           February 28, 2005


                            MANAGERS AND OFFICERS OF
                                DONEGAL BAY LTD.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned managers and officers of Donegal Bay Ltd., an Ohio limited liability company (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----



/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 President and Manager (Principal Executive   February 28, 2005
                                                   Officer)




/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Manager        February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)



/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Manager        February 28, 2005

                            DIRECTORS AND OFFICERS OF
                                   FECO, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Feco, Inc., an Illinois corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----



/s/ Patrick W. Fogarty
-------------------------------------------------
Patrick W. Fogarty                                 President (Principal Executive Officer)      February 28, 2005




/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Director       February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)



/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Director       February 28, 2005




/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 Chairman of the Board and Director           February 28, 2005

                            DIRECTORS AND OFFICERS OF
                        FORGING PARTS & MACHINING COMPANY

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Forging Parts & Machining Company, an Ohio corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----



/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 Chief Executive Officer, Chairman of the     February 28, 2005
                                                   Board and Director (Principal Executive
                                                   Officer)



/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Director       February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)



/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Secretary and Director                       February 28, 2005

                            MANAGERS AND OFFICERS OF
                           GAMCO COMPONENTS GROUP LLC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned managers and officers of GAMCO Components Group LLC, an Ohio limited liability company (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----



/s/ Matthew V. Crawford
-------------------------------------------------
Matthew V. Crawford                                President (Principal Executive Officer)      February 28, 2005




/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Manager        February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)



/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Manager        February 28, 2005



/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 Chairman of the Board and Manager            February 28, 2005

                            MANAGERS AND OFFICERS OF
                          GATEWAY INDUSTRIAL SUPPLY LLC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned managers and officers of Gateway Industrial Supply LLC, an Ohio limited liability company (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----



/s/ Craig Cowan
-------------------------------------------------
Craig Cowan                                        President (Principal Executive Officer)      February 28, 2005




/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Manager        February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)



/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Manager        February 28, 2005




/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 Manager                                      February 28, 2005

                            DIRECTORS AND OFFICERS OF
                          GENERAL ALUMINUM MFG. COMPANY

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of General Aluminum Mfg. Company, an Ohio corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----



/s/ Matthew V. Crawford
-------------------------------------------------
Matthew V. Crawford                                President (Principal Executive Officer)      February 28, 2005




/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Director       February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)



/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Director       February 28, 2005




/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 Chairman of the Board and Director           February 28, 2005

                            MANAGERS AND OFFICERS OF
                               ILS TECHNOLOGY LLC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned managers and officers of ILS Technology LLC, an Ohio limited liability company (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----



/s/ Joseph Cestari
-------------------------------------------------
Joseph Cestari                                     President (Principal Executive Officer)      February 28, 2005




/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Manager        February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)



/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Manager        February 28, 2005




/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 Chairman of the Board and Manager            February 28, 2005

                            DIRECTORS AND OFFICERS OF
                      INTEGRATED LOGISTICS HOLDING COMPANY

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Integrated Logistics Holding Company, an Ohio corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----



/s/ Andrew A. Arena
-------------------------------------------------
Andrew A. Arena                                    President (Principal Executive Officer)      February 28, 2005




/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Director       February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)



/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Director       February 28, 2005




/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 Chairman of the Board and Director           February 28, 2005

                            MANAGERS AND OFFICERS OF
                       INTEGRATED LOGISTICS SOLUTIONS LLC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned managers and officers of Integrated Logistics Solutions LLC, an Ohio limited liability company (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----



/s/ Andrew A. Arena
-------------------------------------------------
Andrew A. Arena                                    President (Principal Executive Officer)      February 28, 2005




/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Manager        February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)



/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Manager        February 28, 2005



/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 Chairman of the Board and Manager            February 28, 2005

                            DIRECTORS AND OFFICERS OF
                                 LALLEGRO, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Lallegro, Inc., a Delaware corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----



/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 President and Director (Principal            February 28, 2005
                                                   Executive Officer)




/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Director       February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)



/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Director       February 28, 2005

                            DIRECTORS AND OFFICERS OF
                        LEWIS & PARK SCREW & BOLT COMPANY

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Lewis & Park Screw & Bolt Company, an Ohio corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----



/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 President and Director (Principal            February 28, 2005
                                                   Executive Officer)




/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Director       February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)



/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Director       February 28, 2005

                                                                    EXHIBIT 24.1


                            MANAGERS AND OFFICERS OF
                             PARK AVENUE TRAVEL LTD.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned managers and officers of Park Avenue Travel Ltd., an Ohio limited liability company (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----


/s/ Dora A. Bourgault                              President (Principal Executive Officer)      February 28, 2005
-------------------------------------------------
Dora A. Bourgault




/s/ Michael D. Volchko                             Treasurer (Principal Financial Officer and   February 28, 2005
-------------------------------------------------  Principal Accounting Officer)
Michael D. Volchko




/s/ Richard P. Elliott                             Vice President and Manager                   February 28, 2005
-------------------------------------------------
Richard P. Elliott




/s/ Robert D. Vilsack                              Vice President, Secretary and Manager        February 28, 2005
-------------------------------------------------
Robert D. Vilsack




/s/ Edward F. Crawford                             Manager                                      February 28, 2005
-------------------------------------------------
Edward F. Crawford


                            MANAGERS AND OFFICERS OF
                    PARK-OHIO FORGED & MACHINED PRODUCTS LLC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned managers and officers of Park-Ohio Forged & Machined Products LLC, an Ohio limited liability company (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----


/s/ Lester A. Havlik                               President (Principal Executive Officer)      February 28, 2005
-------------------------------------------------
Lester A. Havlik




/s/ Steven E. White                                Treasurer (Principal Financial Officer and   February 28, 2005
-------------------------------------------------  Principal Accounting Officer)
Steven E. White




/s/ Richard P. Elliott                             Vice President and Manager                   February 28, 2005
-------------------------------------------------
Richard P. Elliott




/s/ Robert D. Vilsack                              Vice President, Secretary and Manager        February 28, 2005
-------------------------------------------------
Robert D. Vilsack




/s/ Edward F. Crawford                             Manager                                      February 28, 2005
-------------------------------------------------
Edward F. Crawford



                            DIRECTORS AND OFFICERS OF
                            PARK-OHIO PRODUCTS, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Park-Ohio Products, Inc., an Ohio corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard
P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----


/s/ Craig Cowan                                    President (Principal Executive Officer)      February 28, 2005
-------------------------------------------------
Craig Cowan




/s/ Timothy Andel                                  Treasurer (Principal Financial Officer and   February 28, 2005
-------------------------------------------------  Principal Accounting Officer)
Timothy Andel




/s/ Richard P. Elliott                             Vice President and Director                  February 28, 2005
-------------------------------------------------
Richard P. Elliott




/s/ Robert D. Vilsack                              Vice President, Secretary and Director       February 28, 2005
-------------------------------------------------
Robert D. Vilsack




/s/ Edward F. Crawford                             Director                                     February 28, 2005
-------------------------------------------------
Edward F. Crawford


                            DIRECTORS AND OFFICERS OF
                         PHARMACEUTICAL LOGISTICS, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Pharmaceutical Logistics, Inc., an Ohio corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----


/s/ Edward F. Crawford                             President and Director (Principal            February 28, 2005
-------------------------------------------------  Executive Officer)
Edward F. Crawford




/s/ Richard P. Elliott                             Vice President, Treasurer and Director       February 28, 2005
-------------------------------------------------  (Principal Financial Officer and Principal
Richard P. Elliott                                 Accounting Officer)




/s/ Robert D. Vilsack                              Vice President, Secretary and Director       February 28, 2005
-------------------------------------------------
Robert D. Vilsack


                            DIRECTORS AND OFFICERS OF
                       PHARMACY WHOLESALE LOGISTICS, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Pharmacy Wholesale Logistics, Inc., an Ohio corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----



/s/ Edward F. Crawford                             President, Chairman of the Board and         February 28, 2005
-------------------------------------------------  Director (Principal Executive Officer)
Edward F. Crawford




/s/ Richard P. Elliott                             Vice President, Treasurer and Director       February 28, 2005
-------------------------------------------------  (Principal Financial Officer and Principal
Richard P. Elliott                                 Accounting Officer)




/s/ Robert D. Vilsack                              Vice President, Secretary and Director       February 28, 2005
-------------------------------------------------
Robert D. Vilsack


                            DIRECTORS AND OFFICERS OF
                              PMC INDUSTRIES CORP.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of PMC Industries Corp., an Ohio corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard
P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----

/s/ Dwight G. Perry                                President (Principal Executive Officer)      February 28, 2005
-------------------------------------------------
Dwight G. Perry




/s/ Richard P. Elliott                             Vice President and Treasurer (Principal      February 28, 2005
-------------------------------------------------  Financial Officer and Principal Accounting
Richard P. Elliott                                 Officer)




/s/ Robert D. Vilsack                              Vice President, Secretary and Director       February 28, 2005
-------------------------------------------------
Robert D. Vilsack




/s/ Edward F. Crawford                             Chairman of the Board and Director           February 28, 2005
-------------------------------------------------
Edward F. Crawford





/s/ Matthew V. Crawford                            Director                                     February 28, 2005
-------------------------------------------------
Matthew V. Crawford






/s/ Olivier Michel                                 Vice President and Director                  February 28, 2005
-------------------------------------------------
Olivier Michel




                            DIRECTORS AND OFFICERS OF
                                PMC-COLINET, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of PMC-Colinet, Inc., an Ohio corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----

/s/ Dwight G. Perry                                President (Principal Executive Officer)      February 28, 2005
-------------------------------------------------
Dwight G. Perry




/s/ Richard P. Elliott                             Treasurer (Principal Financial Officer and   February 28, 2005
-------------------------------------------------  Principal Accounting Officer)
Richard P. Elliott




/s/ Robert D. Vilsack                              Secretary and Director                       February 28, 2005
-------------------------------------------------
Robert D. Vilsack




/s/ Edward F. Crawford                             Chairman of the Board and Director           February 28, 2005
-------------------------------------------------
Edward F. Crawford





/s/ Matthew V. Crawford                            Director                                     February 28, 2005
-------------------------------------------------
Matthew V. Crawford







/s/ Olivier Michel                                 Vice President and Director                  February 28, 2005
-------------------------------------------------
Olivier Michel






                            MANAGERS AND OFFICERS OF
                                 P-O REALTY LLC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned managers and officers of P-O Realty LLC, an Ohio limited liability company (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----

/s/ Edward F. Crawford                             President, Chairman of the Board and         February 28, 2005
-------------------------------------------------  Manager (Principal Executive Officer)
Edward F. Crawford




/s/ Richard P. Elliott                             Vice President, Treasurer and Manager        February 28, 2005
-------------------------------------------------  (Principal Financial Officer and Principal
Richard P. Elliott                                 Accounting Officer)




/s/ Robert D. Vilsack                              Vice President, Secretary and Manager        February 28, 2005
-------------------------------------------------
Robert D. Vilsack




                                   POVI L.L.C.
                 BY: PARK-OHIO INDUSTRIES, INC., ITS SOLE MEMBER

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Park-Ohio Industries, Inc., the sole member of POVI L.L.C., an Ohio limited liability company (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott, Robert D. Vilsack, Patrick W. Fogarty and Michael D. Volchko, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----



/s/ Edward F. Crawford                             Chairman of the Board, Chief Executive       February 28, 2005
-------------------------------------------------  Officer and Director (Principal Executive
Edward F. Crawford                                 Officer)




/s/ Richard P. Elliott                             Vice President and Chief Financial Officer   February 28, 2005
-------------------------------------------------  (Principal Financial Officer and Principal
Richard P. Elliott                                 Accounting Officer)




/s/ Matthew V. Crawford                            President, Chief Operating Officer and       February 28, 2005
-------------------------------------------------  Director
Matthew V. Crawford




/s/ Kevin R. Greene                                Director                                     February 28, 2005
-------------------------------------------------
Kevin R. Greene




/s/ Ronna Romney                                   Director                                     February 28, 2005
-------------------------------------------------
Ronna Romney




/s/ Lewis E. Hatch, Jr.                            Director                                     February 28, 2005
-------------------------------------------------
Lewis E. Hatch, Jr.




/s/ Lawrence O. Selhorst                           Director                                     February 28, 2005
-------------------------------------------------
Lawrence O. Selhorst




/s/ Patrick V. Auletta                             Director                                     February 28, 2005
-------------------------------------------------
Patrick V. Auletta




/s/ Dan T. Moore III                               Director                                     February 28, 2005
-------------------------------------------------
Dan T. Moore III




/s/ James W. Wert                                  Director                                     February 28, 2005
-------------------------------------------------
James W. Wert


                            MANAGERS AND OFFICERS OF
                       PRECISION MACHINING CONNECTION LLC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned managers and officers of Precision Machining Connection LLC, an Ohio limited liability company (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----
/s/ Dwight G. Perry
-------------------------------------------------
Dwight G. Perry                                    President (Principal Executive Officer)      February 28, 2005




/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Manager        February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)



/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Manager        February 28, 2005



/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 Chairman of the Board and Manager            February 28, 2005


                                    RB&W LTD.
                   BY: RB&W MANUFACTURING LLC, ITS SOLE MEMBER

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned managers and officers of RB&W Manufacturing LLC, the sole member of RB&W Ltd., an Ohio limited liability company (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----
/s/ Craig Cowan
-------------------------------------------------
Craig Cowan                                        President (Principal Executive Officer)      February 28, 2005


/s/ Patrick W. Fogarty
--------------------------------------------------
Patrick W. Fogarty                                 Chief Financial Officer (Principal           February 28, 2005
                                                   Financial Officer and Principal Accounting
                                                   Officer)
/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Manager



/s/ Robert D. Vilsack
--------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Manager        February 28, 2005


/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 Chairman of the Board and Manager            February 28, 2005


                            MANAGERS AND OFFICERS OF
                             RB&W MANUFACTURING LLC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned managers and officers of RB&W Manufacturing LLC, an Ohio limited liability company (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----
/s/ Craig Cowan
-------------------------------------------------
Craig Cowan                                        President (Principal Executive Officer)      February 28, 2005



/s/ Patrick W. Fogarty
-------------------------------------------------
Patrick W. Fogarty                                 Chief Financial Officer (Principal           February 28, 2005
                                                   Financial Officer and Principal Accounting
                                                   Officer)

/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Manager



/s/ Robert D. Vilsack
--------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Manager        February 28, 2005


/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 Chairman of the Board and Manager            February 28, 2005




                            DIRECTORS AND OFFICERS OF
                                 RED BIRD, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Red Bird, Inc., an Ohio corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----
/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 President and Director (Principal            February 28, 2005
                                                   Executive Officer)



/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Director       February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)


/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Director       February 28, 2005



                            MANAGERS AND OFFICERS OF
                         SOUTHWEST STEEL PROCESSING LLC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned managers and officers of Southwest Steel Processing LLC, an Ohio limited liability company (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----
/s/ Timothy Dunagan
-------------------------------------------------
Timothy Dunagan                                    President and Manager (Principal Executive   February 28, 2005
                                                   Officer)



/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Manager        February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)


/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Manager        February 28, 2005


                            DIRECTORS AND OFFICERS OF
                                SUMMERSPACE, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Summerspace, Inc., an Ohio corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----

/s/ Matthew V. Crawford
-------------------------------------------------
Matthew V. Crawford                                President (Principal Executive Officer)      February 28, 2005




/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Director       February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)


/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Director       February 28, 2005



/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 Chairman of the Board and Director           February 28, 2005


                            DIRECTORS AND OFFICERS OF
                         THE AJAX MANUFACTURING COMPANY

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of The Ajax Manufacturing Company, an Ohio corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----

/s/ Timothy Dunagan
-------------------------------------------------
Timothy Dunagan                                    President (Principal Executive Officer)      February 28, 2005




/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Director       February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)


/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Director       February 28, 2005


                            DIRECTORS AND OFFICERS OF
                             THE CLANCY BING COMPANY

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of The Clancy Bing Company, a Pennsylvania corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----

/s/ Craig Cowan
-------------------------------------------------
Craig Cowan                                        President (Principal Executive Officer)      February 28, 2005




/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Director       February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)


/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Director       February 28, 2005



/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 Chairman of the Board and Director           February 28, 2005



                            DIRECTORS AND OFFICERS OF
                                   TOCCO, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Tocco, Inc., an Alabama corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----

/s/ Patrick W. Fogarty
-------------------------------------------------
Patrick W. Fogarty                                 President (Principal Executive Officer)      February 28, 2005




/s/ Charles Faulkner Herb, Jr.
-------------------------------------------------
Charles Faulkner Herb, Jr.                         Treasurer (Principal Financial Officer and   February 28, 2005
                                                   Principal Accounting Officer)



/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President and Director                  February 28, 2005



/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Director       February 28, 2005



/s/ Edward F. Crawford
------------------------------------------------
Edward F. Crawford                                 Chairman of the Board and Director           February 28, 2005


                            DIRECTORS AND OFFICERS OF
                               TRICKERATION, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Trickeration, Inc., an Ohio corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----

/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 President, Chairman of the Board and         February 28, 2005
                                                   Director (Principal Executive Officer)



/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Director       February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)


/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Director       February 28, 2005


                            DIRECTORS AND OFFICERS OF
                         WB&R ACQUISITION COMPANY, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of WB&R Acquisition Company, Inc., a Pennsylvania corporation (the "COMPANY"), hereby constitutes and appoints Edward F. Crawford, Matthew V. Crawford, Richard P. Elliott and Robert D. Vilsack, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Park-Ohio Industries, Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----

/s/ Edward F. Crawford
-------------------------------------------------
Edward F. Crawford                                 President and Director (Principal            February 28, 2005
                                                   Executive Officer)



/s/ Richard P. Elliott
-------------------------------------------------
Richard P. Elliott                                 Vice President, Treasurer and Director       February 28, 2005
                                                   (Principal Financial Officer and Principal
                                                   Accounting Officer)


/s/ Robert D. Vilsack
-------------------------------------------------
Robert D. Vilsack                                  Vice President, Secretary and Director       February 28, 2005
